UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMPAL-AMERICAN ISRAEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Ampal-American Israel Corporation

▲   FOLD AND DETACH HERE   ▲

Please mark your votes as indicated in this example	☒

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO
BE HELD ON NOVEMBER 9, 2009:

The Notice of Annual Meeting, the Proxy Statement and the 2008 Annual Report are available at: http://bnymellon.mobular.net/bnymellon/ampl.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

		FOR all nominees listed to the left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the left			FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS
				*EXCEPTIONS	2.

RATIFICATION OF THE APPOINTMENT OF KESSELMAN & KESSELMAN, A MEMBER FIRM OF PRICEWATER-HOUSECOOPERS INTERNATIONAL LIMITED, AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

						☐	☐	☐
Nominees:	01 Y. Maiman
02 L. Malamud
	03 J. Yerushalmi	☐	☐	☐
04 N. Novik
05 Y. Karni
06 E. Haber
07 M. Morag
08 Yossi Geva
09 Erez I. Meltzer 10 G.Weinstein
					3.	IN THEIR DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POST-PONEMENT(S) THEREOF.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions ______________________________________________________

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature ___________________________	Signature ___________________________	Date _________________
Please sign exactly as name appears. In the case of joint tenancies, coexecutors or co-trustees, both should sign. If acting as attorney, executor, administrator, trustee, officer of a corporation, or in other representative capacity, please give full title under signature.

You can now access your Ampal-American Israel Corporation account online.

Access your Ampal-American Israel Corporation account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Ampal-American Israel Corporation, now makes it easy and convenient to get current information on your shareholder account.

●	View account status	●	View payment history for dividends
●	View certificate history	●	Make address changes
●	View book-entry information	●	Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect®
Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

▲  FOLD AND DETACH HERE  ▲

PROXY
AMPAL-AMERICAN ISRAEL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Irit Eluz and Yoram Firon, and each of them, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of Class A Stock of Ampal-American Israel Corporation held of record by the undersigned on October 6, 2009, at the Annual Meeting of Shareholders to be held on November 9, 2009 at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, 35th floor, New York, NY 10104, at 10:00 a.m. local time, and any adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares, on all matters as further described in the accompanying Proxy Statement. By executing this Proxy, the undersigned hereby revokes any proxy previously given with respect to such shares. If the undersigned needs directions to the Annual Meeting to attend and/or vote in person, the undersigned should contact Ampal-American Israel Corporation by telephone at (866) 447-8636. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and Annual Report.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THISPROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” EACH OF THE BOARD OF DIRECTORS’ NOMINEES AND “FOR” PROPOSAL 2. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING ORANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
Address Change/Comments	SOUTH HACKENSACK, NJ 07606-9250
(Mark the corresponding box on the reverse side)

(Continued, and to be signed and dated on reverse side.)